UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on February 3, 2023, Hyzon Motors Inc. (the “Company”) received a Staff Determination (the “Staff Determination”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, unless the Company requested an appeal, trading of the Company’s Class A common stock and warrants would be suspended from The Nasdaq Capital Market at the opening of business on February 14, 2023, and a Form 25-NSE would be filed with the Securities and Exchange Commission (the “SEC”), which would remove the Company’s securities from listing and registration on The Nasdaq Stock Market. On February 10, 2023, the Company filed a request for hearing with the Nasdaq Hearings Panel (the “Hearings Panel”) in response to the Staff Determination, and requested a stay of the Staff Determination pending the hearing.

On February 10, 2023, the Hearings Panel granted the Company a 15 calendar day stay of delisting, and will notify the Company within this 15 calendar day period whether the Company’s request for a stay pending the hearing will be granted. The date for the delisting hearing is set for March 16, 2023. At the hearing, the Company will present its plan to regain compliance with Nasdaq Listing Rule 5250(c)(1) and request the continued listing of its securities on The Nasdaq Capital Market pending such compliance.

Item 8.01 Other Events.

On July 15, 2021, Decarbonization Plus Acquisition Corporation (“DCRB”), the predecessor to the Company, held a special meeting of stockholders (the “DCRB Special Meeting”) to approve certain matters relating to the business combination between DCRB and then privately held Hyzon Motors Inc. (“Old Hyzon”). Those matters included approval of the Company’s Second Amended and Restated Certificate of Incorporation (the “New Certificate of Incorporation”), including a proposal to increase the total number of authorized shares of DCRB’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), from 250,000,000 shares to 400,000,000 shares, and increase the number of authorized shares of DCRB’s preferred stock, par value $0.0001 per share, from 1,000,000 shares to 10,000,000 shares (the “Authorized Share Charter Proposal”). At the DCRB Special Meeting, all proposals presented, including the Authorized Share Charter Proposal, were approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock entitled to vote thereon at the DCRB Special Meeting, voting as a single class. After the DCRB Special Meeting, on July 16, 2021, DCRB and Old Hyzon closed the business combination, and DCRB changed its name to “Hyzon Motors Inc.”

Due in part to a recent ruling by the Delaware Court of Chancery, there is uncertainty as to whether Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) would have required the Authorized Share Charter Proposal to be approved by a separate vote of the majority of DCRB’s then-outstanding shares of Class A common stock. In light of this recent ruling, on February 13, 2023, the Company filed a petition in the Delaware Court of Chancery pursuant to Section 205 of the DGCL seeking to resolve any uncertainty with respect to those matters (the “Section 205 Action”). Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts after considering a variety of factors. The Section 205 Action requests that the Court of Chancery validate and declare effective the Company’s New Certificate of Incorporation and all of the Company’s outstanding shares of Class A common stock.

The Section 205 Action in the Delaware Court of Chancery is captioned In re Hyzon Motors Inc., C.A. No. 2023-0177-LWW (Del. Ch.). A copy of the Company’s petition and exhibits are attached as Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K. On February 14, 2023, the Court of Chancery granted the Company’s motion for expedited proceedings in the Section 205 Action. A public hearing regarding the merits of the Section 205 Action will be held on March 6, 2023, at 11:00 a.m. Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. This Current Report on Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Section 205 Action, such stockholder of the Company may (i) appear at the hearing in the Section 205 Action or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case captioned, In re Hyzon Motors Inc., C.A. No. 2023-0177-LWW (Del. Ch.), in advance of the hearing, and any such written submission also should be emailed to the Company’s counsel, Kevin M. Gallagher, Richards, Layton & Finger, P.A., at gallagher@rlf.com.

If the Company is not successful in the Section 205 Action, the uncertainty with respect to the Company’s capitalization resulting from the Delaware Court of Chancery’s ruling referenced above could have a material adverse impact on the Company, including on the Company’s ability to complete equity or debt financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved. This uncertainty could impair the Company’s ability to execute its business plan, attract and retain employees, management and directors and adversely affect its commercial relationships.

Forward-Looking Statements This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. In particular, no assurances can be made regarding the outcome or the timing of the Section 205 Action described above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Verified Petition for Relief Pursuant To 8 Del. C. § 205, dated February 13, 2023.
99.2	Exhibit A to Verified Petition for Relief Pursuant To 8 Del. C. § 205, dated February 13, 2023.
99.3	Exhibits B, C, and D to Verified Petition for Relief Pursuant To 8 Del. C. § 205, dated February 13, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: February 15, 2023	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	President and Interim Chief Executive Officer